                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: July 31, 2001
                       (Date of earliest event reported)


                                Prandium, Inc.
                                --------------
            (Exact name of Registrant as specified in its charter)


        Delaware                          33-14051                               33-0197361
        --------                          --------                               ----------
(State of Incorporation)            (Commission File No.)            (IRS Employer Identification No.)


              18831 Von Karman Avenue, Irvine, California  92612
              --------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (949) 757-7900
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

     On August 2, 2001, the Registrant announced that it has elected not to pay the interest due August 1, 2001 on the Registrant's 9 3/4% Senior Notes due 2002 and 10 7/8% Senior Subordinated Discount Notes due 2004 (collectively, the "Prandium Notes"). Under the terms of the Prandium Notes, the Registrant's failure to pay interest within 30 days of the payment date will constitute a second Event of Default. As previously disclosed, there currently exists an Event of Default for the failure to make earlier interest payments on the Prandium Notes.

     The Registrant also announced that FRI-MRD Corporation ("FRI"), a wholly-owned subsidiary of the Registrant, has elected not to pay the interest due July 31, 2001 on FRI's 15% Senior Discount Notes due January 24, 2002 and FRI's 14% Senior Secured Discount Notes due January 24, 2002 (collectively, the "FRI Notes"). Under the terms of the FRI Notes, FRI's failure to pay interest within 10 business days of the payment date will constitute a second Event of Default. As previously disclosed, there currently exists an Event of Default for the failure to make earlier interest payments on the FRI Notes.

          The Registrant is currently negotiating with its creditors to reach agreement on an acceptable capital restructuring of the Registrant and its subsidiaries. There can be no assurances that the Registrant will be able to successfully reach an agreement with its creditors or successfully resolve its capital structure. Under such circumstances, the Registrant's ability to continue to operate in the ordinary course may be materially adversely affected.

          A copy of the press release with respect to the foregoing, among other things, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits
     --------

Exhibit   Description
-------   ----------------------------------------------------------------------

 99.1     Press Release issued by Prandium, Inc. on August 2, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated: August 3, 2001

                                          PRANDIUM, INC.


                                          By:    /s/ Robert T. Trebing, Jr.
                                                 -------------------------------
                                          Name:  Robert T. Trebing, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------

99.1      Press Release issued by Prandium, Inc. on August 2, 2001.

                                       3